Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event

20. SUBSEQUENT EVENT

On June 10, 2016, the Company entered into an Agreement and Plan of Merger (the “Westlake Merger Agreement”) with Westlake Chemical Corporation (“Westlake”) and Lagoon Merger Sub, Inc., a newly formed wholly owned subsidiary of Westlake (“Merger Sub”). The Westlake Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, for the merger of Merger Sub with and into the Company (the “Westlake Merger”), with the Company surviving the Westlake Merger as a wholly owned subsidiary of Westlake in a transaction in which each share of the Company’s common stock (“Company Common Stock”), issued and outstanding immediately prior to the time the Westlake Merger becomes effective, other than certain excluded shares as further described in the Westlake Merger Agreement, will be converted automatically into the right to receive $33.00 in cash, without interest (the “Merger Consideration”). The Westlake Merger is expected to be completed by August 31, 2016.

Each of the Company’s and Westlake’s obligation to consummate the Westlake Merger is subject to a number of conditions specified in the Westlake Merger Agreement, including, among others, (i) the adoption of the Westlake Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of the Company Common Stock, (ii) the receipt of required regulatory approvals, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of required approval under the Canadian Competition Act, (iii) the absence of an order, judgment, injunction or law prohibiting the consummation of the Westlake Merger, (iv) the accuracy of the other party’s representations and warranties contained in the Westlake Merger Agreement (subject to certain materiality standards set forth in the Westlake Merger Agreement), and (v) the other party’s compliance with or performance of its covenants and agreements contained in the Westlake Merger Agreement in all material respects. The consummation of the Westlake Merger is not subject to a financing condition.

The Westlake Merger Agreement contains certain termination rights for each party. In addition, the Westlake Merger Agreement, in certain circumstances, provides for the payment of a termination fee by the Company to Westlake in the amount of $77.7 million.

In connection with the unsolicited offer and subsequent Westlake Merger Agreement, we incurred $8.4 million and $13.6 million of expenses during the three and six months ended June 30, 2016, respectively, including legal, financial advisor and accounting fees that are reflected in fees associated with unsolicited offer and strategic alternatives in our unaudited condensed consolidated statements of operations.

On August 1, 2016, we filed a definitive proxy statement with the SEC in order to notify the Company’s shareholders of a special meeting to be held on August 30, 2016 to vote on the Westlake Merger and to seek proxies from the Company’s shareholders in connection with such vote. Axiall and Westlake have received all regulatory approvals required for the Westlake Merger, including approvals required by U.S. and Canadian competition laws.